Goldman Sachs

19th Annual Transportation Conference

February 4, 2004


ExpressJet
N14522

ExpressJet Holdings, Inc.

The following presentation contains forward-looking statements that are not limited to historical facts, but reflect our current beliefs, expectations or intentions regarding future events. There are a number of factors that could cause actual results to differ materially from those in the forward-looking statements. Some of the known risks that could significantly impact our results include, but are not limited to, our dependence on our capacity purchase agreement with Continental Airlines; our dependence on Continental Airlines' financial and operational strength; labor costs and relations, including the results of union contract negotiations; flight disruptions as a result of operational matters; deliveries of additional aircraft; our ability to implement our growth strategy; regulatory developments and costs, including the costs and other effects of enhanced security measures and other possible regulatory requirements; our high leverage; and competition and industry conditions. Additional information concerning risk factors that could affect our actual results are described in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2002. The events described in the forward-looking statements might not occur or might occur to a materially different extent than described herein. We undertake no duty to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.


ExpressJet
ExpressJet
ExpressJet

- The world's largest regional airline
  - 225 Embraer ERJs at February 4, 2004
  - 49 firm orders
  - 100 options
- Exclusive operator of regional jets for Continental Airlines at its hubs
  - New York/Newark, Houston and Cleveland
- Offer up to 1,100 departures daily to 130 destinations in USA, Mexico, Canada and the Caribbean

ExpressJet

Current ExpressJet Markets

- We served approximately 11.4 million customers and added 25 new cities during 2003


Current Cities
Hub Locations

ExpressJet

2003 Operating Results

($ in millions, except per share data)	Year-Ended December 31, 2003	H/(L) than Year-Ended December 31, 2002	% H/(L) than 2002
Operating Revenue	$1,311.4	$222.3	20.4%
Operating Expenses	1,129.5	188.2	20.0%
Operating Income	181.9	34.2	23.1%
Non-operating Expense, net	6.7	(2.4)	(26.2)%
Pre-tax Income	175.2	36.6	26.4%
Taxes, Dividends and Other	67.0	12.7	23.4%
Net Income to Common Stockholders	$108.2	$23.9	28.4%
Basic and Diluted EPS	$1.80	$0.42	30.4%

ExpressJet

Building Financial Strength ($ millions)

- Demonstrated ability to generate strong cash flows since IPO in April 2002



$400
$300
$200
$100
$0
100
364
(274)
190
1Q 2002 Cash Balance
Cash Flowfrom Operations
Net Debt Payments, Cap Ex and Other
YE 2003 Cash Balance

Other includes proceeds from sales of flight equipment

ExpressJet

Note to Continental ($ millions)

- Used some excess cash to improve balance sheet by paying down debt


$600
$450
$300
$150
$0
552
406
326
193
1Q 2002
Post IPO
4Q 2002
4Q 2003

ExpressJet

Broadening Stockholder Base

- Used proceeds from $137.2 million convertible notes offering to repurchase 9.8 million common shares from Continental, reducing its ownership to 45% and reducing ExpressJet's outstanding share count 15% to 54.2 million
- In addition, Continental contributed 7.4 million common shares to its pension plan on September 9, reducing its ownership of ExpressJet to 31%

XJT Ownership June 30, 2003



47%
Public
CAL
53%

XJT Ownership December 31, 2003



31%
CAL
Public
69%

Scheduled Year-End Debt Balances ($ millions)


$400
$300
$200
$100
$0
347
279
170
152
150
147
2003
2004E
2005E
2006E
2007E
2008E
CAL Note Payable
EDC
Convertible Offering

Year-End Fleet Plan

- ExpressJet's 42 planned deliveries between 2004 and 2005 represent 23%* of the committed firm orders for regional jets among all publicly traded regionals



300
250
200
150
100
224
245
266
274
274
2003A
2004E
2005E
2006E
2007E

* Source: Raymond James & Associates, Inc.

Projected ASM Growth



Billions
of ASMs
15
13
11
9
7
5
10% CAGR
2003A
2004E
2005E
2006E
2007E

Projected for firm aircraft orders only

ExpressJet vs. Regionals

- Even with solid growth already identified, ExpressJet is modestly valued

	XJT	SKYW	MESA	PNCL
Recent Stock Price (2/2/04 Close)	$ 13.80	$ 19.18	$ 10.26	$ 15.41
Last Four Quarters EPS*	$ 1.81	$ 1.06	$ 0.88	$ 1.60
Implied Trailing P/E	7.6	18.1	11.7	9.6
Discount to SKYW, MESA and PNCL		58%	35%	21%

First Call estimates used for SKYW December 2003 quarterly earnings since data not yet reported

ExpressJet vs. Regionals ROI

- ExpressJet provides positive return on investment for its stockholders


16%
14%
12%
10%
15%
12%
XJT
Industry

** Financial information based on twelve month trailing data as of 9/30/2003 and market information based on 9/30/2003 stock prices for XJT, ACAI, SKYW and MESA*

ExpressJet

Continental Airlines – A Strong Partner

- We are partnered with the best hub-and-spoke carrier
  - Operating at RASM premium to industry
  - Focusing on product and customer service



Year-End 2003 Operating Margin
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
2.3%
(2.8%)
(4.8%)
(5.9%)
(9.9%)
CAL
NWAC
AMR
DAL
UAL

Source: Company earnings releases

ExpressJet Airlines

- ExpressJet is well-positioned for the future
  - Largest all-jet, single fleet type operator
  - Established track record for reliability and efficiency
  - Partnered with well-positioned major airline
  - Planned cumulative capacity growth of 10% through 2007
  - Infrastructure in place to support growth
  - Industry top-tier cash generation and financial performance